Exhibit 10.21(a)

                    SECOND AMENDMENT TO DEVELOPMENT AGREEMENT

     This Second Amendment to Development Agreement ("Amendment") is entered into effective as of November 6, 2001 (the "Effective Date"), by and between TGI Friday's Inc. ("Franchisor"), and Main St. California, Inc. ("Developer").

                                  WITNESSETH:

     WHEREAS, Franchisor and Developer are parties to a certain Amended and Restated Development Agreement dated May 2, 1997, and amended February 10, 1999 (collectively, the "Development Agreement"), pursuant to which Developer was granted the right to develop T.G.I. Friday's restaurants in portions of Southern California; and

     WHEREAS, Franchisor and Developer desire to amend and supplement the terms of the Development Agreement as hereinafter set forth; and

     WHEREAS, capitalized terms used herein shall have the meaning attributed to them in the Development Agreement unless expressly defined otherwise herein.

     NOW THEREFORE, in consideration of Ten Dollars and other good and valuable consideration, the receipt an sufficiency of which is hereby acknowledged by each of the parties hereto, Franchisor and Developer agree as follows:

     1. SECTION 3.B. of the Development Agreement is hereby deleted in its entirety and replaced with the following:

          B. Developer shall obtain site consent, execute the franchise agreement, pay the franchise fees, develop, open, commence operation of and continuously operate pursuant to the respective Franchise Agreements two (2) Restaurants in the Territory, pursuant to the Replacement Development Schedule as follows. The Restaurants listed on the Replacement Development Schedule are exclusive of those Restaurants previously open and operated by Developer under the Original Development Agreement.

                                             DATE FRANCHISE
                     DATE OF PRELIMINARY    AGREEMENT SIGNED      DATE OPEN &
     RESTAURANT NO.      SITE CONSENT          & FEES PAID         OPERATING
     --------------      ------------          -----------         ---------
           1               3/31/03               6/30/03           12/31/03
           2               3/31/03               6/30/03           12/31/03

          (i). Time is of the essence, with respect to each of the development obligations specified in this Section 3.B.

          (ii).  Notwithstanding  the grant of rights herein, the San Diego and Los Angeles regions may, at Franchisor's election, be co-developed
     by   Franchisor   with  company   operated   restaurants.   Franchisor
     additionally reserves the right to issue franchises for locations within the San Diego and Los Angeles regions to third parties on a site specific basis,  without the issuance of a development  territory or additional development rights.
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     2.  SECTION  3.C. of the  Development  Agreement  is hereby  deleted in its entirety.

     3. The provisions, representations, terms, conditions, covenants and agreements of the Development Agreement, as modified hereby, shall remain in full force and effect, enforceable in accordance with its terms. This Amendment shall be binding upon the heirs, legal representatives, successors an assigns of the parties hereto.

     4. Execution and delivery of this Amendment shall not waive any rights or remedies of the parties under the Development Agreement, at law or in equity.

     5. Developer and its franchisee companies hereby release Friday's, its successors, assigns, subsidiaries, parent corporation, affiliates, representatives, agents, officers, directors, and employees, of and from any and all claims, demands and causes of action whatsoever, in law or in equity, however claimed to arise, which they have or may have by reason of any matter, cause or thing whatsoever arising out of or in ocnnection with the Franchise Agreements, Development Agreement, relationships or a course of dealings with Friday's as vendor of any goods or as a Franchisor, the operation of the Restaurants, or for any other cause or circumstance which existed prior to the date of this Amendment.

     IN WITNESS HEREOF, the parties have executed this Amendment as of the day and year first above mentioned.

TGI FRIDAY'S INC.

By: /s/ Leslie Sharman
    -------------------------------------
Name: LESLIE SHARMAN
      -----------------------------------
Title: SR. VICE PRESIDENT-GENERAL COUNSEL
       ----------------------------------

MAIN ST. CALIFORNIA, INC.

By: /s/ Bart A. Brown
    -------------------------------------
Name: Bart A. Brown, Jr.
      -----------------------------------
Title: CEO
       ----------------------------------